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                                                                   Exhibit 10.38
                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (the "Pledge Agreement") is made and dated as of the 10th day of November, 2003 by and between CALLAWAY GOLF COMPANY, a Delaware corporation (the "Borrower" and, collectively, with any other Person that joins in this Pledge Agreement by execution and delivery of a Joinder Agreement substantially in the form of Exhibit A to this Pledge Agreement, the "Pledgors"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "Administrative Agent").

                                    RECITALS

         A. Pursuant to that certain Credit Agreement dated as of November 10, 2003 by and among the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lenders, and the other Lenders party thereto (as amended, extended and replaced from time to time, the "Credit Agreement"), the Lenders have agreed to extend credit to the Borrower from time to time. All capitalized terms not otherwise defined herein are used with the meanings given such terms in the Credit Agreement. All other terms not otherwise defined herein shall have the meanings attributed to such terms in the California Uniform Commercial Code as in effect from time to time.

         B. As a condition precedent to the Lenders' obligations to extend and to continue extending credit under the Credit Agreement and as security for the payment and performance of the Secured Obligations (as defined in Paragraph 3 below), the Pledgors are required to execute and deliver and/or from time to time join in this Pledge Agreement, all for the purpose of granting a security interest in Collateral, all as hereinafter provided.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. Grant of Security Interest. Each Pledgor hereby pledges, assigns and grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in the property described in Paragraph 2 below (collectively and severally, the "Pledged Collateral") to secure payment and performance of such Pledgor's Secured Obligations.

         2. Collateral. The Pledged Collateral shall consist of all right, title and interest of each Pledgor, whether now existing or hereafter acquired:

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                  (a ) all Pledged Equity Interests, including, without
limitation, those Pledged Equity Interests listed on Schedule 1 to this Pledge Agreement;

                  (b) all Pledged Debt Securities, including, without limitation, those Pledged Debt Securities listed on Schedule 1 to this Pledge Agreement;

                  (c) all other property that may be delivered to and held by the Administrative Agent pursuant to the terms of this Pledge Agreement;

                  (d) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in subparagraphs (a) and (b) above;

                  (e) all rights, powers and privileges with respect to the Pledged Collateral referred to in subparagraphs (a) through (d) above; and

                  (f) all proceeds of the foregoing Pledged Collateral.

                  Upon delivery to the Administrative Agent, (a) any stock certificates, promissory notes or other securities now or hereafter included in the Pledged Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Administrative Agent and by such other endorsement, instruments and documents as the Administrative Agent may reasonably request and (b) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the appropriate Pledgor and such other endorsements, instruments or documents as the Administrative Agent may reasonably request. Each Pledgor promises promptly to deliver to the Administrative Agent any and all Pledged Securities and any and all certificates or other instruments or documents representing the Pledged Collateral. Each delivery of or other change in Pledged Securities shall be accompanied by a schedule describing the securities theretofor and then being pledged hereunder, which schedule shall be attached hereto as Schedule 1 and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. If any Pledged Securities or other assets of any Pledgor shall, at any time, cease to be Pledged Collateral hereunder (including, without limitation, as the result of (i) any Disposition thereof permitted by the Credit Agreement or (ii) the issuer thereof ceasing to be a Direct Material Foreign Subsidiary), the Administrative Agent, on behalf of the Lenders, agrees, at the cost of the Borrower, (i) that its security interest therein concurrently will be terminated without further action of the Administrative Agent, (ii) promptly on receipt of written notice thereof, to re-deliver to such Pledgor all stock certificates, promissory notes, stock powers, endorsements, instruments and documents delivered to the Administrative Agent hereunder in connection with such Pledged Collateral, and (iii) to terminate or appropriately amend financing statements filed to perfect the security interest in such Pledged Collateral.

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         3.       Secured Obligations. The "Secured Obligations" secured by this
Pledge Agreement shall consist of (i) in the case of the Borrower, all Obligations of the Borrower under, and as defined in, the Credit Agreement and each other Loan Document to which it is a party, in each case whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, whether now existing or hereafter arising and (ii) in the case of any other Pledgor, all Guaranteed Obligations under, and as defined in, the Guaranty of such Pledgor and each other Loan Document to which it is a party, in each case whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, in each case whether now existing or hereafter arising.

         4. Representations and Warranties. In addition to all representations and warranties of the Pledgors set forth in the other Loan Documents, which are incorporated herein by this reference, each Pledgor hereby represents and warrants that: (a) the Pledged Equity Interests represent that percentage set forth on Schedule I of the issued and outstanding Equity Interests of the issuer with respect thereto; (b) except for the security interest granted hereunder, such Pledgor (i) is and, except as otherwise permitted by the Credit Agreement, will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on
Schedule I, (ii) holds the same free and clear of all Liens except those permitted by the Credit Agreement or any other Loan Document; (iii) will not Dispose of or make any assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant hereto, or as permitted by the Credit Agreement or the other Loan Documents and (iv) will cause any and all Pledged Securities received after the date of this Pledge Agreement, whether for value paid or otherwise, to be forthwith deposited with the Administrative Agent and pledged or assigned hereunder; (c) such Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Pledge Agreement or permitted by the Credit Agreement or the other Loan Documents), however arising, of all Persons whomsoever; (d) no consent of any other Person (including stockholders or creditors of the such Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity or enforceability of the pledge effected hereby, except such consents as have been obtained and are in full force and effect, (e) by virtue of the execution and delivery by such Pledgor of this Pledge Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Pledged Collateral are delivered to the Administrative Agent in accordance with this Pledge Agreement or, if a security interest in the Pledged Collateral may not, under applicable law be perfected by possession, then upon the filing of appropriate financing statements, the Administrative Agent will obtain, on behalf of itself and the Lenders, a valid and perfected first Lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations of such Pledgor; (f) all of the Pledged Equity Interests have been duly

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authorized and validly issued and are fully paid and nonassessable and are in certificated form; and (g) the Pledged Collateral will not be represented by any certificates, notes, securities, documents, or other instruments other than those delivered hereunder.

         5. Registration in Nominee Name; Denominations. The Administrative Agent shall have the right following an Event of Default which is continuing (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledge or as sub-agent) or the name of the Pledgor granting a security interest therein, endorsed or assigned in blank or in favor of the Administrative Agent. Each Pledgor will promptly give to the Administrative Agent copies of any notices or other communication received by it from any Governmental Authority with respect to the Pledged Securities registered in the name of such Pledgor. The Administrative Agent shall at all times following an Event of Default which is continuing have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement. Each Pledgor hereby grants to the Administrative Agent an exclusive, irrevocable power of attorney, with full power and authority in the place and stead of such Pledgor to take all such action permitted under this Paragraph 5. Each Pledgor agrees to reimburse the Administrative Agent upon demand for any costs and expenses, including, without limitation, attorneys' fees, the Administrative Agent may incur while acting as such Pledgor's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations of such Pledgor secured hereby. It is further agreed and understood between the parties hereto that such care as the Administrative Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Pledged Collateral when in the Administrative Agent's possession; provided, however, that the Administrative Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Secured Obligations or with respect to the Pledged Collateral.

         6.       Administration of the Pledged Securities.

                  (a) Until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to vote or consent with respect to the Pledged Securities in any manner not inconsistent with this Pledge Agreement or any document or instrument delivered or to be delivered pursuant to or in connection with any thereof; provided, however, that no Pledgor will be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of the Administrative Agent under this Pledge Agreement, the Credit Agreement or the Loan Documents or the ability of the Administrative Agent to exercise the same. If there shall have occurred and be continuing an Event of Default and the Administrative Agent shall have notified a Pledgor that the Administrative Agent desires to exercise its proxy rights with respect to all or a portion of the Pledged Securities, such Pledgor hereby grants to the Administrative Agent an irrevocable proxy for the Pledged Securities of such Pledgor pursuant to which proxy the Administrative Agent shall be entitled to vote or consent, in its discretion, and in such event, each such Pledgor agrees to deliver to the Administrative

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Agent such further evidence of the grant of such proxy as the Administrative
Agent may request. Upon the occurrence and during the continuance of an Event of Default, all rights of each Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to this Pledge Agreement shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

                  (b) In the event that, at any time or from time to time after the date hereof, any Pledgor, as record and beneficial owner of Pledged Securities, shall receive or shall become entitled to receive, any dividend or any other distribution whether in securities or property by way of stock split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger, or any Pledgor, as record and beneficial owner of Pledged Securities, shall thereby be entitled to receive securities or property in respect of such Pledged Securities, then and in each such case, each such Pledgor shall deliver to the Administrative Agent, and the Administrative Agent shall be entitled to receive and retain, all such securities or property as part of the Pledged Securities as security for the payment and performance of such Pledgor's Secured Obligations; provided, however, that until an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to receive, retain, and use any cash dividends, interest, principal payments and other distributions paid to it on account of the Pledged Securities to the extent that such payments or other distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement and the other Loan Documents.

                  (c) Upon the occurrence of an Event of Default, all rights of the Pledgors to dividends, distributions, interest or principal that any Pledgor is authorized to receive pursuant to this Pledge Agreement shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, distributions, interest or principal. All dividends, distributions, interest or principal received by any Pledgor contrary to the provisions of this Pledge Agreement shall be held in trust for the benefit of the Administrative Agent and the Lenders, shall be segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this subparagraph (c) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall constitute Pledged Collateral under this Pledge Agreement to be applied in accordance herewith.

                  (d) Upon the occurrence of an Event of Default, the Administrative Agent is authorized to sell the Pledged Securities and, at any such sale of any of the Pledged Securities, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to persons or entities who (1) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Securities; and (2) satisfy the offeree and purchaser requirements for a valid private placement transaction under Section 4(2) of the Securities Act of 1933, as

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amended (the "Act"), and under Securities and Exchange Commission Release Nos.
33-6383; 34-18524; 35-22407; 39-700; IC-12264; AS-306, or under any similar statute, rule or regulation. Each Pledgor agrees that disposition of the Pledged Securities pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Securities were sold at public sale, and that the Administrative Agent has no obligation to delay the sale of any Pledged Securities for public sale under the Act. Each Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. In the event that the Administrative Agent elects to sell all or any part of the Pledged Securities of any Pledgor, and there is a public market for such Pledged Securities, in a public sale ,such Pledgor shall use its best efforts to register and qualify its Pledged Securities, or applicable part thereof, under the Act and all state blue sky or securities laws required by the proposed terms of sale and all expenses thereof shall be payable by such Pledgor, including, but not limited to, all costs of (i) registration or qualification of, under the Act or any state blue sky or securities laws or pursuant to any applicable rule or regulation issued pursuant thereto, any Pledged Securities, and (ii) sale of such Pledged Securities, including, but not limited to, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees, costs of printing and other expenses of transfer and sale.

                  (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Pledged Securities of a Pledgor, or any part thereof, such Pledgor will execute such applications and other instruments as may be reasonably required in connection with securing any such consent, approval or authorization, and will otherwise use its commercially reasonable efforts to secure the same.

                  (f) Nothing contained in this Paragraph 6 shall be deemed to limit the other obligations of any Pledgor contained in the Credit Agreement, the Guaranties, this Pledge Agreement, or the other Loan Documents or the rights of the Administrative Agent hereunder or thereunder.

         7.       Remedies.

                  (a) Upon the occurrence of an Event of Default, the Administrative Agent may, without notice to or demand on any Pledgor and in addition to all rights and remedies available to the Administrative Agent or any Lender with respect to the Secured Obligations, at law, in equity or otherwise, do any one or more of the following:

                           (1)      Foreclose or otherwise enforce the
Administrative Agent's security interest in Pledged Collateral of such Pledgor in any manner permitted by law or provided for in this Pledge Agreement.

                           (2)      Sell, lease, license or otherwise dispose of
any Pledged Collateral of such Pledgor at one or more public or private sales at the Administrative Agent's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Pledged Collateral is present

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at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Administrative Agent may determine.

                           (3)      Recover from such Pledgor all costs and
expenses, including, without limitation, reasonable attorneys' fees (including the allocated cost of internal counsel), incurred or paid by the Administrative Agent in exercising any right, power or remedy provided by this Pledge Agreement.

                           (4)      In connection with the disposition of any
Pledged Collateral of such Pledgor, disclaim any warranty relating to title, possession or quiet enjoyment.

                  (b) Unless the Pledged Collateral of a Pledgor threatens to decline speedily in value or is of a type customarily sold on a recognized market, such Pledgor shall be given ten (10) Business Days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of such Pledged Collateral is to be made pursuant to this Pledge Agreement, which notice each Pledgor hereby agrees shall be deemed reasonable notice thereof.

                  (c) Upon any sale or other Disposition pursuant to this Pledge Agreement, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral or portion thereof so sold or Disposed of. Each purchaser at any such sale or other disposition (including the Administrative Agent) shall hold the Pledged Collateral free from any claim or right of whatever kind, including any equity or right of redemption of any Pledgor, and each Pledgor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

                  (d) Any deficiency with respect to the Secured Obligations of a Pledgor which exists after the Disposition or liquidation of the Pledged Collateral of such Pledgor shall be a continuing liability of such Pledgor to the Administrative Agent and the Lenders and shall be immediately paid by such Pledgor to such Person.

                           8.       Application of Non-Cash Proceeds.
Notwithstanding anything else contained in this Pledge Agreement, if any non-cash proceeds are received in connection with any sale or Disposition of any Pledged Collateral, the Administrative Agent shall not apply such non-cash proceeds to the Secured Obligations unless and until such proceeds are converted to cash; provided, however, that if such non-cash proceeds are not expected on the date of receipt thereof to be converted to cash within one year after such date, the Administrative Agent shall use commercially reasonable efforts to convert such non-cash proceeds to cash within such one year period.

                           9.       Waiver of Hearing. Each Pledgor expressly
waives to the extent permitted under applicable law any constitutional or other right to a judicial hearing prior to the time the Administrative Agent takes possession or Disposes of the Pledged Collateral upon the occurrence of an Event of Default.

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                           10.      Cumulative Rights. The rights, powers and
remedies of the Administrative Agent under this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Lender by virtue of any statute or rule of law, the Credit Agreement, the Guaranties, any Loan Document or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Administrative Agent's security interest in the Pledged Collateral.

                           11.      Waiver. Any forbearance or failure or delay
by the Administrative Agent in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of the Administrative Agent shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by the Administrative Agent. Each Pledgor waives any right to require the Administrative Agent to proceed against any Person or to exhaust any Pledged Collateral or to pursue any remedy in the Administrative Agent's or any Lender's power.

                           12.      Setoff. Each Pledgor agrees that the
Administrative Agent and the Lenders may exercise their rights of setoff with respect to the Secured Obligations in the same manner as if the Secured Obligations of such Pledgor were unsecured.

                           13.      Financing Statements. Each Pledgor hereby
consents to, authorizes and instructs the Administrative Agent to file financing statements with respect to the Pledged Collateral in all locations deemed appropriate by the Administrative Agent from time to time.

                           14.      Entire Agreement. This Pledge Agreement and
the other Loan Documents embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

                           15.      Survival. All representations, warranties,
covenants and agreements contained herein and in the other Loan Documents of each Pledgor shall survive the termination of this Pledge Agreement and shall be effective until the Secured Obligations of all Pledgors are paid and performed in full or longer as expressly provided herein.

                           16.      Notices. All notices shall be given in
accordance with the Credit Agreement, which, in the case of Pledgors other than the Borrower, shall be addressed to such Pledgor care of the Borrower at the address indicated in the Credit Agreement.

                           17.      Governing Law. This Pledge Agreement shall
be governed by and construed in accordance with the laws of the State of California without giving effect to its choice of law rules.

                           18.      Counterparts. This Pledge Agreement may be
executed in any number of counterparts, all of which together shall constitute one agreement.

                           19.      Severability. The illegality or
unenforceability of any provision of this Pledge Agreement or any instrument or agreement required hereunder or thereunder shall

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not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.

                           [Signature Pages Following}

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         EXECUTED as of the day and year first above written.

                                            CALLAWAY GOLF COMPANY, as Pledgor

                                            By: /s/ RONALD A. DRAPEAU
                                            Name: Ronald A. Drapeau
                                            Title: CEO

                                            BANK OF AMERICA, N.A., as
                                            Administrative Agent

                                            By: /s/ DORA A. BROWN
                                            Name: Dora A. Brown
                                            Title: Vice President

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                                                                       EXHIBIT A

                                                           (TO PLEDGE AGREEMENT)

                                JOINDER AGREEMENT

         THIS JOINDER AGREEMENT (this "Agreement") is made and dated as of the ____ day of ___, 200_ by and between _______________________, a
_________________ (the "Joining Pledgor") and Bank of America, N.A. (the "Administrative Agent"). --------------------

         WHEREAS, Callaway Golf Company (the "Borrower"), the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders party thereto have entered into a Credit Agreement dated as of November [10], 2003 (as amended, modified, or waived, the "Credit Agreement") pursuant to which the Lenders have agreed to extend credit to the Borrower on the terms and conditions contained thereon;

         WHEREAS, the Borrower and the Administrative Agent, for itself and the Lenders, have executed a Pledge Agreement (as such term and all other capitalized terms used, but not otherwise defined, are defined in the Credit Agreement) pursuant to which the Borrower has, and certain other Pledgors may have, granted to the Administrative Agent a security interest in the Pledged Collateral, as defined in the Pledge Agreement;

         WHEREAS, the Joining Pledgor is or concurrently herewith is becoming a Guarantor under the Credit Agreement and will acquire an interest in Pledged Collateral or property required to become Pledged Collateral under the Pledge Agreement and, pursuant to the Credit Agreement, is required to join in the Pledge Agreement;

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Agreements of Joining Pledgor. The Joining Pledgor hereby (a) joins in the Pledge Agreement as though a party thereto ab initio, (b) grants to the Administrative Agent a security interest in all right, title and interest of the Joining Pledgor in the Pledged Collateral of the Joining Pledgor, whether now owned or hereafter acquired, (c) delivers to the Administrative Agent a new
Schedule 1 to the Pledge Agreement to the extent required by the Pledge Agreement on account of Pledged Securities of the Joining Pledgor, (d) from and after the date of this Agreement, agrees to be a Pledgor under the Pledge Agreement and to be bound by all of the terms and conditions of the Pledge Agreement, each of which is incorporate herein by reference as though set forth at length and (e) agrees to deliver to the Administrative Agent such other agreements and documents as the Administrative Agent may reasonably required to effectuate this joinder and to realize for the Administrative Agent and the Lenders the benefits of the Pledged Collateral intended to be granted pursuant to the Pledge Agreement.

         2. Acceptance by Administrative Agent. The Administrative Agent hereby agrees that, as of the date of this Agreement, the Joining Pledgor is and shall be a party to the Pledge Agreement.

         3. Miscellaneous. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to its choice of law rules. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

                 BANK OF AMERICA, N.A., as Administrative Agent

                                      By: ___________________________________
                                      Name: _________________________________
                                      Title: ________________________________

                                      _______________, a ______________, as
                                      Joining Pledgor

                                      By: ___________________________________
                                      Name: _________________________________
                                      Title: ________________________________